Filed with the Securities and Exchange Commission on July 6, 2009

1933 Act Registration File No.   333-122901

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ]	Pre-Effective Amendment No.	___
[ ]	Post-Effective Amendment No.	___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI  53233
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
(Name and Address of Agent for Service)

Copy to:
Michael Glazer, Esq.
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on                            pursuant to Rule 488.

An indefinite number of Registrant’s shares of beneficial interest, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

Forum Funds
Liberty Street Horizon Fund

Three Canal Plaza, Suite #600
Portland, ME 04101
(800) 207-7108

xxxxxxXX, 2009

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Liberty Street Horizon Fund (the “Target Fund”), a series of Forum Funds (the “Trust”), has been scheduled for September 22, 2009 (the “Special Meeting”), to vote on a proposal (the “Reorganization”) to reorganize the Target Fund into the Liberty Street Horizon Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”) that is designed to be similar from an investment perspective to the Target Fund.  Liberty Street Advisors, Inc. (the “Advisor”) is the investment advisor, and Horizon Asset Management, Inc. is the sub-advisor, for the Target Fund and the Acquiring Fund.

The investment objective, policies and strategies of the Acquiring Fund and Target Fund are substantially similar, as further described in the attached Proxy Statement/Prospectus.  For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on the Advisor’s recommendation, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization and the solicitation for the Reorganization to shareholders.

If the Agreement and Plan of Reorganization between the Trust and IMST regarding the proposed Reorganization (the “Plan”) is approved by shareholders, each shareholder of the Target Fund will receive a number of full and fractional shares of the corresponding share class of the Acquiring Fund equal in number and dollar value to the class of Target Fund shares that the shareholder owns at the time of the Reorganization.  In other words, your shares in each class of the Target Fund would in effect be converted into the same class of shares of the Acquiring Fund.  The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the Reorganization.  The Target Fund would then be dissolved.  The Reorganization is not expected to have any federal or state tax consequences for the Target Fund or its shareholders.  No sales charges or redemption fees will be imposed in connection with the Reorganization.  The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.

If shareholders of the Target Fund do not approve the Plan, then the Reorganization will not be implemented.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call (xxx) xxx-xxxx.  If you are a shareholder of record of the Target Fund as of the close of business on July 24, 2009, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll-free number on your proxy card to vote by telephone.  You should use the enclosed instructions to vote by telephone.  You can also vote on the Internet at the website address listed on your proxy ballot.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Target Fund.

Sincerely,

Forum Funds

 By:           /s/
                  Stacey E. Hong
                  President

Forum Funds
Liberty Street Horizon Fund

Three Canal Plaza, Suite #600
Portland, ME 04101
(800) 207-7108

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 22, 2009.

Forum Funds, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Liberty Street Horizon Fund, a series of the Trust (the “Target Fund”), on September 22, 2009 at XX:XX a.m., Eastern time, at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine  04101.  At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote separately upon:

1.                 An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund to the Liberty Street Horizon Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust, in exchange for (a) the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and

2.                 The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on July 24, 2009, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”.  Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions.  You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Forum Funds

Lina Bhatnagar
Secretary
Forum Funds

Liberty Street Horizon Fund

Three Canal Plaza, Suite 600
Portland, ME 04101

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: XXXXXX, 2009

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement to solicit votes from shareholders of the Liberty Street Horizon Fund (the “Target Fund”), a series of Forum Funds (the “Trust”), and a registration statement for a new series of the Investment Managers Series Trust (“IMST”), the Liberty Street Horizon Fund (the “Acquiring Fund”), together a combined proxy/registration statement (the “Proxy Statement”).  The Proxy Statement is being provided to you by the Trust and IMST in connection with the solicitation of proxies to vote to approve the Agreement and Plan of Reorganization between the Trust and IMST (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) at the special meeting of the Target Fund’s shareholders (“Special Meeting”).  The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on the Plan.

Shareholder approval is needed to proceed with the Reorganization, and the Special Meeting will be held on September 22, 2009 to consider it.  If shareholders of the Target Fund do not approve the Plan, then the Reorganization will not be implemented.

We are sending this document to you for your use in deciding whether to approve the Plan at the Special Meeting.  This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a Proxy Card.

Question:  What is the purpose of the Reorganization?

Answer:  The Target Fund currently operates as a separate series of the Trust.  As a series of the Trust, the Target Fund makes use of a number of service providers who provide an array of services to all series of the Trust.  These services include custody, administration, accounting, transfer agency, and compliance services (collectively, “Third Party Service Arrangements”).  The advisor to the Target Fund (the “Advisor”) has determined that the Target Fund can benefit from the services currently provided to series of IMST and has, therefore, recommended that the Target Fund be reconstituted as a series of IMST.  If the Acquiring Fund grows and its total expenses fall below current expense caps, these services would be provided to the Acquiring Fund at a lower cost under the IMST umbrella than under the Trust’s umbrella.  The Advisor has represented that, for a period of at least two years after the transaction, these services will be provided to the Target Fund at an equal or lower cost under the IMST umbrella than under the Trust umbrella.

Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Atlantic Fund Administration, LLC (administration, compliance, fund accounting and transfer agency), and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration), UMB Bank National Association (custody), and Grand Distribution Services, LLC (distribution). UMB Bank National Association and Grand Distribution Services, LLC are both affiliates of UMBFS.  Foreside Fund Services, LLC will continue to provide distribution services to the Acquiring Fund.  Upon the recommendation of the Advisor, the Board has approved the Advisor’s recommendation that the Target Fund be reorganized as a new series of IMST.

In order to reconstitute the Target Fund under the IMST umbrella, a substantially similar fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST.  If shareholders of the Target Fund approve the Plan, then all of the assets of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the same class of the Acquiring Fund.  The investment objective, policies and strategies of the Target Fund and the Acquiring Fund are substantially similar.  Third Party Service Arrangements would be provided to the Acquiring Fund by MFAC, UMBFS and its affiliates.  The Advisor and Horizon Asset Management, Inc. will continue as the investment advisor and sub-advisor, respectively, to the Acquiring Fund.  Foreside Fund Services, LLC also will continue as the principal underwriter.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of IMST, however, is different from the Board.

Question:  How will the Reorganization work?

Answer:  Subject to your approval, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The Target Fund will then distribute the shares it receives from the Acquiring Fund to its shareholders.  Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold the same number of shares in the corresponding class of the Acquiring Fund with the same net asset value per share as he or she held immediately prior to the Reorganization.   The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.  Subsequently, the Target Fund will be liquidated and terminated.

If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Target Fund or its shareholders.  Please refer to the Proxy Statement for a detailed explanation of the proposal.  The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Target Fund share class you currently own:

Forum Funds (Target Fund)	IMST (Acquiring Fund)
Liberty Street Horizon Fund – A Shares	Liberty Street Horizon Fund – A Shares
Liberty Street Horizon Fund – C Shares	Liberty Street Horizon Fund – C Shares
Liberty Street Horizon Fund – Institutional Shares	Liberty Street Horizon Fund – Institutional Shares

If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective on or about September 28, 2009.

Question:  How will this affect my investment?

Answer:  Your investment will not be affected by the Reorganization.  Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has a substantially similar investment objective and investment strategies, as well as the same investment advisor and sub-advisor, as the Target Fund.  The Acquiring Fund will be managed in the same way as the Target Fund.  The primary differences will be (1) the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, transfer agent and other general support services) to the Acquiring Fund, (2) the Acquiring Fund will be under the IMST umbrella instead of the Trust’s umbrella, and (3) the Acquiring Fund will have a different board of trustees than the Target Fund.  You will receive shares of the corresponding class of the Acquiring Fund equal in value as of the Reorganization closing date to shares of the class of the Target Fund you currently hold.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.  The Reorganization is expected to be tax-free to the Target Fund and its shareholders.

Question:  How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer:  The fees and expenses of the Acquiring Fund are initially expected to remain the same as those of the Target Fund following the Reorganization.  Because the Target Fund’s fees and expenses are currently above its expense caps, any reduction in the cost of Third Party Service Arrangements will not initially reduce the fees and expenses of the Acquiring Fund, which will be subject to the same expense caps as the Target Fund.  However, if the Acquiring Fund grows and its total expenses fall below the current expense caps, then any reduction in the cost of Third Party Service Arrangements would reduce the total expenses of the Acquiring Fund.

Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:  No sales charge, CDSC or redemption fees will be imposed to any shareholders as a result of the Reorganization.

Question:  What will happen if the Plan is not approved?

Answer:  If shareholders of the Target Fund fail to approve the Plan, the Target Fund will not be reorganized into the Acquiring Fund.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the amount of shares you own.

Question:  What action has the Board of Trustees taken?

Answer:  After careful consideration and upon recommendation of the Advisor, the Board has approved the Reorganization and authorized the solicitation of proxies “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  The Advisor will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  The Target Fund will not incur any expenses in connection with the Reorganization. In addition, the Advisor will provide the Trustees of the Trust with tail insurance in connection with the Reorganization to indemnify the Trustees to the extent that the Trustees would have been subject to indemnification under the Trust’s Trust Instrument with respect to any matters relating to the Target Fund for a two-year period following the closing of the Reorganization.

Question:  How do I cast my vote?

Answer:  You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card.  You may also use the enclosed postage-paid envelope to mail your Proxy Card.  Please follow the enclosed instructions to use these methods of voting.  We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation

Question:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please call shareholder services at (xxx) xxx-xxxx.

COMBINED PROXY STATEMENT AND PROSPECTUS

XXXXXXXX, 2009

FOR THE REORGANIZATION OF

Liberty Street Horizon Fund,
a series of Forum Funds
Three Canal Plaza, Suite #600
Portland, ME 04101
1-800-207-7108

INTO

Liberty Street Horizon Fund,
a series of Investment Managers Series Trust
803 West Michigan Street
Milwaukee, WI 53233
[PHONE NUMBER]
_________________________________________

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Forum Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Liberty Street Horizon Fund, a series of the Trust (the “Target Fund”) managed by Liberty Street Advisors, Inc. (the “Advisor”), to be held at the offices of Atlantic Fund Administration, LLC (“Atlantic”), Three Canal Plaza, Suite 600, Portland, Maine  04101on September 22, 2009 at x.xx a.m. Eastern time.  At the Special Meeting, shareholders of the Target Fund will be asked:

1.      To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund to the Liberty Street Horizon Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund (the “Reorganization”); and

2.      To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated Proxy Card.

The Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  The Acquiring Fund is a newly created series of IMST, also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Target Fund, dated September 1, 2008;

●	Semi-Annual Report to Shareholders of the Target Fund, dated October 31, 2008 and Annual Report to Shareholders of the Target Fund, dated April 30, 2009.

The Target Fund’s Prospectus dated September 1, 2008 and Annual Report to Shareholders for the fiscal year ended April 30, 2009, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to the Trust or by calling (xxx) xxx-xxxx.

The following Acquiring Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Acquiring Fund, dated XXXX, 2009.

Copies of these documents are available upon request and without charge by writing to IMST or by calling (xxx) xxx-xxxx.  Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information dated XXXX, 2009 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.  The Statement of Additional Information is available upon request and without charge by calling [phone number].

The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about XXXXXX, 2009.

Date: XXXXXXX, 2009

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

A.	OVERVIEW	4
B.	COMPARISON FEE TABLE AND EXAMPLES	5
C.	SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS	7
D.	COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES	15
E.	KEY INFORMATION ABOUT THE PROPOSAL	15
1. SUMMARY OF THE PROPOSED REORGANIZATION		15
2. DESCRIPTION OF THE ACQUIRING FUND’S SHARES		16
3. REASONS FOR THE REORGANIZATION		16
4. FEDERAL INCOME TAX CONSEQUENCES		17
5. COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS		18
6. CAPITALIZATION		19
F.	ADDITIONAL INFORMATION ABOUT THE FUNDS	20
1. PAST PERFORMANCE OF THE TARGET FUND		20
2. SERVICE PROVIDERS		21
II.	VOTING INFORMATION	23
A. GENERAL INFORMATION		23
B.	METHOD AND COST OF SOLICITATION	24
C.	RIGHT OF REVOCATION	25
D.	VOTING SECURITIES AND PRINCIPAL HOLDERS	25
E.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTION	25
III.	MISCELLANEOUS INFORMATION	26
A.	OTHER BUSINESS	26
B.	NEXT MEETING OF SHAREHOLDERS	26
C.	LEGAL MATTERS	26
D.	EXPERTS	26
E.	INFORMATION FILED WITH THE SEC	26

APPENDIX A – Form of Agreement and Plan of Reorganization		A-1

I.           PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A.           OVERVIEW

Based on the Advisor’s recommendation, the Board of Trustees of Forum Funds (the “Board”) called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization of the Target Fund into the Acquiring Fund (each sometimes referred to below as a “Fund”).  The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Target Fund and its shareholders.  The Board considered the approval of the Reorganization at a Board meeting held on April 14, 2009 and approved the Reorganization at a Board meeting held on June 24, 2009, subject to the approval of the Target Fund’s shareholders.

The Target Fund currently operates as a separate series of Forum Funds (the “Trust”).  As a series of the Trust, the Target Fund makes use of a number of service providers who provide an array of services to all series of the Trust.  These services include custody, administration, accounting, transfer agency, distribution and compliance services (collectively, “Third Party Service Arrangements”).  The Advisor has determined that the Target Fund can benefit from the Third Party Service Arrangements currently provided to series of Investment Managers Series Trust (“IMST”) and has, therefore, recommended that the Target Fund be reconstituted as a series of IMST.  If the Acquiring Fund grows and its total expenses fall below current expense caps, these services would be provided to the Acquiring Fund at a lower cost under the IMST umbrella than under the Trust’s umbrella.  Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Atlantic (administration, compliance, fund accounting and transfer agency), and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration), UMB Bank National Association (custody), and Grand Distribution Services, LLC (distribution). UMB Bank National Association and Grand Distribution Services, LLC are both affiliates of UMBFS.  Foreside Fund Services, LLC will continue to provide distribution services to the Acquiring Fund.

In order to reconstitute the Target Fund under the IMST umbrella, a substantially similar fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST.  If shareholders approve the Reorganization, then all of the assets of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the corresponding class of the Acquiring Fund.  The investment objective, policies and strategies of the Target Fund and Acquiring Fund are substantially similar.  Third Party Service Arrangements would then be provided to the Acquiring Fund by MFAC, UMBFS and its affiliates.  The Advisor and the sub-advisor, Horizon Asset Management, Inc. (“Horizon”), will not change.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of IMST, however, is different from the Board.

The Trust believes that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.  The Trust and IMST will receive an opinion from tax counsel to IMST to such effect.  Therefore, shareholders should not recognize any gain or loss on Target Fund shares for federal income tax purposes as a result of the Reorganization. Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting.  The Advisor will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.  In addition to solicitations by mail, the Advisor also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

The Board, including a majority of the Trustees who are not interested persons of either Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the proposed Reorganization.  In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by the Advisor; (2) the investment objective, policies and strategies of the Acquiring Fund are substantially similar to those of the Target Fund; (3) the Acquiring Fund will continue to be managed by the Advisor; (4) Horizon will continue to provide the day-to-day management of the Acquiring Fund’s portfolio as its sub-advisor; (5) the Acquiring Fund has agreed for a period of two years to ensure that the aggregate fees and expenses of the Acquiring Fund will be equal to, or lower than, those of the Target Fund; (6) the Target Fund will not bear the cost of the Reorganization; and (7) the shareholders of the Target Fund would likely not experience any tax consequences as a result of the Reorganization.

Based on the Advisor’s recommendation, the Board approved the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.           COMPARISON FEE TABLE AND EXAMPLES

The following Summary of Target Fund Expenses shows the fees for the Target Fund based on the Target Fund’s fiscal year ended April 30, 2009.  As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Fund are estimates.

	Liberty Street Horizon Fund
Fees and Expenses	Target Fund			Acquiring Fund (Pro forma)
Share Class	Class A	Class C	Institutional Class	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of the offering price)	4.75%(1)	None	None	4.75%(1)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the purchase or sale price, whichever is less)	1.00%(2)	0.75%(3)	None	1.00%(2)	0.75%(3)	None
Redemption Fee (as a percentage of amount redeemed)	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)
Annual Fund Operating Expenses(5) (expenses that are deducted from Fund assets)
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.75%	None	0.25%	0.75%	None
Other Expenses(6)	0.66%	0.76%	0.68%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.91%	2.51%	1.68%	1.66%	2.16%	1.41%
Fee Waiver and Expense Reimbursement	(0.41%)	(0.51%)	(0.43%)	(0.16%)	(0.16%)	(0.16%)
Net Expenses(7)(8)	1.50%	2.00%	1.25%	1.50%	2.00%	1.25%

(1)  No initial sales charge is applied to purchases of $1 million or more.
(2)  A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.
(3)  A CDSC of 0.75% will be charged on purchases that are redeemed in whole or in part within twelve months of purchase.
(4)  Shares redeemed within 90 days of purchase will be charged a fee of 1.00% of the current net asset value of shares redeemed, subject to limited exceptions.
(5)  Based on amounts incurred for the fiscal year ended April 30, 2009, stated as a percentage of average daily net assets.

(6)  Other Expenses include acquired fund fees and expenses of the Target Fund (“AFFE”). AFFE reflect the pro rata portion of the fees and expenses charged by any investment company or pooled investment vehicle in which the Target Fund invested. AFFE were less than 0.01% during the Target Fund’s most recent fiscal year.
(7)  Based on a fee reduction or reimbursement agreement effective through August 31, 2011, the Advisor has agreed to reduce Fund expenses to the extent that the total annual fund operating expenses of Class A shares, Class C shares and Institutional Class shares exceed 1.50%, 2.00% and 1.25%, respectively (the “Expense Caps”), (excluding taxes, interest, acquired fund fees and expenses, portfolio transaction expenses and extraordinary expenses).  The fee reduction or reimbursement agreement may be changed or eliminated with the consent of the Board of Trustees of the Trust or the Board of Trustees of IMST, as applicable, at any time.
(8)  Pursuant to the fee reduction or reimbursement agreement, if the Total Annual Fund Operating Expenses for a class is below the relevant Expense Cap, the Advisor may recapture any fees it has reduced or any expenses that it has borne during the three-year period following such reduction or reimbursement, provided that such recapturing by the Advisor does not cause the Fund to exceed the Expense Cap or any other applicable expense limit that is in place for the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operation Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Liberty Street Horizon Fund (A Shares)
Target Fund	$620	$1,348	$2,095	$4,055
Acquiring Fund (Pro forma)	620	959	1,320	2,334
Liberty Street Horizon Fund (C Shares)
Target Fund	$203	$1,071	$1,954	$4,224
Acquiring Fund (Pro forma)	203	661	1,145	2,480
Liberty Street Horizon Fund (Institutional Shares)
Target Fund	$127	$678	$1,255	$2,825
Acquiring Fund (Pro forma)	127	431	756	1,677

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Liberty Street Horizon Fund (A Shares)
Target Fund	$620	$1,348	$2,095	$4,055
Acquiring Fund (Pro forma)	620	959	1,320	2,334
Liberty Street Horizon Fund (C Shares)
Target Fund	$203	$1,071	$1,954	$4,224
Acquiring Fund (Pro forma)	203	661	1,145	2,480
Liberty Street Horizon Fund (Institutional Shares)
Target Fund	$127	$678	$1,255	$2,825
Acquiring Fund (Pro forma)	127	431	756	1,677

C.           SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

Comparison of Investment Objectives, Strategies, and Risks

The Funds have substantially similar investment objectives, strategies and policies.  The investment objective of each Fund is to achieve long-term growth of capital.  The Target Fund’s and the Acquiring Fund’s investment objective is non-fundamental, which means it may be changed by a vote of the Board or IMST’s board of trustees, respectively, without shareholder approval upon a 60-day prior written notice to shareholders.  There is no current intention to change the Acquiring Fund’s investment objective.  Each Fund seeks to achieve its investment objective by using the following strategies:

Target Fund and Acquiring Fund	Investment Strategy
Liberty Street Horizon Fund, a series of Forum Funds and Liberty Street Horizon Fund, a series of IMST
The Fund pursues its investment objective by primarily investing in U.S. and foreign equity stocks. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed. In addition, under certain market conditions, the Fund may invest in companies at the time of their initial public offering (“IPO”). The Fund’s investments in foreign equity stocks will primarily be purchased in developed markets, although it may also purchase foreign equity stocks in emerging markets pursuant to its investment strategy.

The Fund may also invest up to 20% of its assets in fixed income securities with maturities typically between one year and ten years, which may include debt securities that are rated below investment grade, or unrated securities that Horizon, the Fund’s sub-advisor, deems to be of comparable quality.

The Fund may use certain derivative instruments, such as writing and selling options, for risk management purposes or as part of the Fund’s investment strategies.  Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices. The Fund may also lend its portfolio securities to generate additional income.

The Sub-Advisor’s Process
Horizon’s general investment philosophy begins with the acknowledgement that the greatest determining factor of a portfolio’s long-term, successful performance is the reduction of risk. Many investment professionals measure risk in degrees of prior volatility; Horizon assesses risk in terms of the probability of permanent capital loss (as opposed to periodic quotational loss). It is generally understood that equity investing is an inherently risky exercise; yet it is less understood that investment returns are asymmetrical, meaning that negative returns require larger off-setting positive returns just to break even. Horizon believes that whenever a portion of long-term savings is to be put at risk, it should be invested with the least risk of capital loss. Horizon invests in opportunities in the full spectrum of available securities that it believes have the most favorable risk/reward characteristics. Where appropriate, Horizon also employs periodic hedging and other risk reduction techniques, including the use of fixed income securities where the risk/reward attributes are favorable.

The majority of the Fund’s assets are managed using Horizon’s core value strategy, as described below. In addition, portions of the Fund’s assets are managed by Horizon using its research strategy, and also may be invested in specialty stocks that Horizon believes maintain the most favorable risk/reward characteristics. Horizon may allocate assets of the Fund across the above strategies in order to best implement its investment philosophy.

Horizon’s Core Value Strategy.  Horizon’s core value strategy relies on its in-house research to identify companies possessing very particular, often distinctive and under-appreciated business models. The strategy focuses on businesses that tend to be relatively protected from severe price competition or technological obsolescence which, as a consequence, Horizon believes can sustain high returns on equity.

Horizon does not screen for quantitative value measures. Horizon often invests in out-of-favor companies, applying its research capabilities to distinguish between permanent and transitory problems, and exercises the patience to await the resolution of the latter. Selections are not constrained by arbitrary or non-investment considerations and therefore will include a variety of market capitalizations as well as companies outside the U.S., though typically the majority of stocks held by the Fund will tend to be larger U.S. companies. Portfolio holdings will not ordinarily include shares that rely on a catalyst, thereby avoiding what is often referred to as the “value trap.” Rather, holdings reflect a focus on a company’s ability to continue to compound earnings as the result of its core business.

Horizon’s security selection is based upon a strategic and financial, or “bottom up” analysis of each company.  However, as unusually favorable risk/reward opportunities are often the product of dislocation in a particular sector, weightings can reflect businesses subject to similar conditions. Thus, core value holdings frequently contain themes, with allocations of 25% or more in one area. This presents an opportunity to own shares below what Horizon considers to be intrinsic value and can represent a second margin of safety in addition to the compounding manifested by the superior business model.

Horizon’s Research Strategy.  In utilizing its research strategy, Horizon selects a wide variety of investments in the areas of catalyst driven and event driven opportunities, distressed securities, companies that it believes have certain assets whose true values are not fully reflected on the balance sheets, and securities with pricing anomalies and other areas of inefficiency.

Unlike Horizon’s core value strategy which typically requires a proven history of high and sustainable returns on invested capital, Horizon’s research strategy has a higher tolerance for companies that may not have as extensive operating histories. Horizon considers not only a company’s current ability to produce high sustainable returns on invested capital but also the company’s future potential to increase that rate of return. In many instances, the portfolio will invest in less mature companies in the process of developing a superior product or market niche. These companies can be smaller in size and may employ leverage to assist in rapid expansion opportunities or enhance returns on invested capital. In many cases, the portfolio may invest in companies that are the subject of significant questions by Wall Street surrounding the companies’ going concern status. In rare instances, companies emerging from bankruptcy may also be purchased in this strategy. Appropriately, the holdings in the research strategy will tend to be more volatile while offering higher return potential given their earlier stage in the business cycle.

Horizon’s Sell Discipline.  For each strategy, Horizon evaluates securities for sale as fundamentally as it does for purchase. Its primary reasons for selling a security are as follows:

    •  expectations have been met or exceeded and it becomes appropriate to realize gains;

    •  the risk/reward characteristics have changed and no longer meet the Fund’s investment guidelines;

    •  an additional investment idea, with more favorable risk/reward characteristics, has been identified creating a need for cash; or

    •  Horizon has misjudged or otherwise found an omission in its original analysis.

Cash and Temporary Defensive Positions. The Fund intends to hold some cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. In addition, when the risk/reward profile for common stocks or fixed income instruments appears unfavorable, or when price valuations are not attractive, Horizon will allow its cash position to increase rather than purchase stocks that fail to meet its investment criteria. In addition, there may be times when the Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes. During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving the Fund’s assets. To the extent the Fund uses a money market fund for investment of cash, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Investment in the Acquiring Fund is subject to identical risks as investment in the Target Fund.  As with all mutual funds, the Acquiring Fund, like the Target Fund, may expose shareholders to certain market risks that could cause shareholders to lose money, particularly a sudden decline in a holding’s share price or market value or an overall decline in the stock or bond markets or circumstances affecting the Fund.  Each Fund is subject to the following risks:

Target Fund and Acquiring Fund	Principal Investment Risks
Liberty Street Horizon Fund, a series of Forum Funds and Liberty Street Horizon Fund, a series of IMST	Management Risk. The Fund’s success depends largely on Horizon’s ability to select favorable investments. Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks. Because of this, the Fund will perform better or worse than other types of Fund depending on what is in “favor.” In addition, there is the risk that the strategies, research or analytical techniques used by the Fund’s portfolio managers and/or their security selection may fail to produce the intended result.

General Market Risk. In general, a company’s stock value is affected by activities specific to the company as well as general market, economic and political conditions. The net asset value per share (“NAV”) and investment return of the Fund will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Other general market risks include:

    •  The market may not recognize what Horizon believes to be the true value potential of the stocks held by the Fund;

    •  The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline;

    •  Horizon’s judgment as to the growth potential or value of a stock may prove to be wrong; and

    •  A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

Small- and Medium-Sized Companies Risk. The Fund may invest in any size company, including small- and medium-sized companies. Investments in smaller capitalized companies may involve greater risks than larger-capitalized companies, such as limited product lines, markets and financial or managerial resources.  Investments in small- and medium-sized companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company’s performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Initial Public Offerings Risk. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies’ limited operating histories. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Distressed Securities Risk. Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings. Such investments may also be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities. In addition, the spread between the bid and asked prices of such securities may be greater than normally expected and it may take a number of years for the market prices of such securities to reflect their intrinsic values.

Foreign Securities Risk. The Fund’s investments in foreign securities will have the following additional risks:

    •  Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;

    •  Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

    •  Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

    •  Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

    •  Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;

    •  Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and

    •  Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

Foreign securities may trade on U.S. or European exchanges in the form of American, European or International depositary receipts. Although depositary receipts have similar risks to the securities they represent, they may also involve higher expenses and be less liquid than the underlying securities listed on an exchange. In addition, depositary receipts may not pass through voting and other shareholder rights.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets, an investment in the Fund may have the following additional risks:

    •  Information about the companies in these countries is not always readily available;

    •  Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

    •  Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

    •  The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries; and

    •  Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives Risk. Derivatives can be volatile and involve various types and degrees of risks, including leverage, credit and liquidity risk. The Fund could experience a significant loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

Interest Rate Risk. The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

Credit Risk. The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Government National Mortgage Association, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the credit of the issuing agencies, such as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are subject to a greater degree of credit risk as they are not backed by the full faith and credit of the U.S. Government.

Prepayment or Call Risk. Issuers may prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

Lower-Rated Securities Risk. Debt securities rated below investment grade (often called “junk bonds”) generally have greater credit risk than higher-rated securities. Companies issuing high yield, fixed-income securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than those companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause the issuer to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless.

The prices of high yield, fixed-income securities may fluctuate more than higher-quality securities, which could subject the Fund to a greater risk of loss. Such securities are more sensitive to developments affecting the company’s business and are more closely linked with the company’s stock prices than higher-quality securities. In addition, high yield securities generally may also be less liquid than higher-quality securities. The Fund may have difficulty selling these securities promptly at acceptable prices.

Diversification Risk. The Fund is classified as non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. However, the Fund will comply with certain diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Securities Lending Risk. The Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through a securities lending arrangement, in an amount no more than 33 1/3% of the total assets of the Fund (including any collateral posted) or 50% of the total assets of the Fund (excluding any collateral posted). Securities lending transactions will be fully collateralized at all times with cash and/or short-term obligations. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent the proceeds from the sale of the collateral are less than the repurchase price, the Fund would suffer a loss if forced to sell such collateral in this manner.

Investment in the Acquiring Fund is subject to substantially similar investment limitations as investment in the Target Fund, except as described below:

The Target Fund has an additional fundamental investment limitation that permits the Target Fund to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Target Fund.  The Acquiring Fund believes that such a change in its business model is highly unlikely.  Since the Acquiring Fund does not have the same fundamental investment limitation, shareholder approval of the Plan would effectively approve the removal of this limitation.

The Acquiring Fund has broadened the Target Fund’s investment limitation with respect to the purchase or sale of real estate.  The Target Fund’s investment limitation with respect to the purchase or sale of real estate permits the Target Fund to invest in securities or other instruments directly or indirectly secured by real estate and to invest in securities or other instruments issued by issuers that invest in real estate.  The Acquiring Fund’s investment limitation with respect to the purchase or sale of real estate permits the Acquiring Fund to, in addition to the investments mentioned above, acquire or lease office space for its own use, purchase or sell mortgage-related securities, hold and sell real estate acquired by the Fund as a result of the ownership of securities and to invest in real estate as otherwise permitted by applicable law.  Shareholder approval of the Plan would constitute approval of the revised investment limitation with respect to the purchase or sale of real estate by the Acquiring Fund.

The Target Fund’s investment limitation with respect to making loans to other parties states that the Target Fund may not make such loans, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder and any applicable exemptive relief.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.  The Acquiring Fund’s investment limitation with respect to the making of loans permits the Acquiring Fund to make such loans (a) to the extent that securities or interests in which the Funds may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of such Fund’s total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.  The Acquiring Fund’s investment limitation permits the Acquiring Fund to invest in securities or interests in which the Acquiring Fund may invest even if such investments are considered to be loans, thus broadening the Target Fund’s investment limitation.  In addition, the Acquiring Fund’s investment limitation states that lending of portfolio securities is limited to 33 1/3% of the Acquiring Fund’s total assets.  Although such a restriction does not appear in the Target Fund’s investment limitation with respect to making loans, the Target Fund is subject to the same limitation pursuant to applicable SEC guidelines.  Shareholder approval of the Plan would constitute approval of the revised investment limitation with respect to the making of loans by the Acquiring Fund.  .

The Target Fund also has an additional non-fundamental investment limitation pursuant to which the Target Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value and (2) repurchase agreements not entitling the holder to payment of principal within seven days. As a non-fundamental limitation, the Trust’s Board may change or remove this limitation without shareholder approval. Although the Acquiring Fund does not include the 15% limitation on illiquid securities as a non-fundamental investment limitation, the Acquiring Fund is subject to the same limitation pursuant to SEC guidelines that restrict registered investment companies from investing more than 15% in illiquid securities.

D.           COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

Foreside Fund Services, LLC, (the “Distributor”) is the exclusive agent for distribution of shares of each Fund.  The Distributor is obligated to sell the shares of the Target Fund and will be obligated to sell the shares of the Acquiring Fund on a best efforts basis only against purchase orders for the shares. Shares of the Target Fund are, and shares of the Acquiring Fund will be, offered to the public on a continuous basis at the relevant NAVs.   The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

The Funds have similar Rule 12b-1 plans.  Each Fund is authorized to pay the Distributor or other approved entities, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% annually of the average daily net assets of Class A Shares and an aggregate fee equal to 0.75% annually of the average daily net assets of Class C Shares.  Because these fees are paid on an ongoing basis, over time they will increase the cost of your investment.

The Funds have similar purchase and redemption procedures.  Shares of each Fund are offered at the NAV per share of the relevant class of the Fund, computed after the purchase order and monies are received by the Fund’s transfer agent or certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Each Fund also offers an automatic investment plan, whereby an existing shareholder may purchase additional shares of the Fund once or twice a month, in amounts which must be at least $100, through an Automated Clearing House arrangement.

Shares of each Fund are redeemed at a price equal to the NAV for the relevant class next determined after the Fund’s transfer agent receives a redemption request in good order less any applicable redemption fee or contingent deferred sales charge. A redemption request cannot be processed on days the New York Stock Exchange is closed. Each Fund may redeem the shares in an account if the total value of the account falls below $1,000 (excluding qualified retirement accounts) for Institutional Class or $500 (excluding qualified retirement accounts) for Class A and Class C Shares, due to redemptions after giving shareholders at least 60 days’ prior written notice of this redemption to give them an opportunity to increase the value of their account above this minimum.  Additionally, each Fund has also reserved the right to redeem shares “in kind.” The Target Fund offers a systematic withdrawal program that allows shareholders to have regular monthly payments redeemed from their accounts.

Additional shareholder account information for each Fund is available in its respective prospectus, which is incorporated by reference.

E.           KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of the form of which is attached to this Proxy Statement in Appendix A, and in the prospectuses and statements of additional information incorporated by reference into this Proxy Statement.

1.  SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund.  The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the shareholders of the Target Fund and the Reorganization is consummated, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the number of full and fractional shares of each class of Acquiring Fund shares equal to the number of full and fractional shares of each corresponding class of Target Fund shares as of the close of business on the closing day of the Reorganization (the “Closing”) and the Acquiring Fund will assume all of the Target Fund’s liabilities.  Immediately thereafter, the Target Fund will distribute the Acquiring Fund shares to its shareholders, by IMST’s transfer agent’s establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts, in complete liquidation of the Target Fund.  As a result, each shareholder will receive shares of that class of the Acquiring Fund that corresponds to the class of shares it owns in the Target Fund.  The expenses associated with the Reorganization will not be borne by the Target Fund.  Certificates evidencing the Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The holding period for Target Fund shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees.  Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund equal to the number of such shareholder’s shares held in the class of the Target Fund as of the Closing.

Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV.  Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to IMST with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on September 28, 2009, or other date agreed to by the Trust and IMST.

The Advisor has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. The Advisor will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the mutual consent of the Board and the Board of Trustees of IMST, notwithstanding approval thereof by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval.  In addition, the Plan may be terminated at any time prior to the Closing by the Board or the Board of Trustees of IMST, if, among other reasons, the Board or the Board of Trustees of IMST determines that consummation of the Reorganization is not in the best interest of its shareholders.

2.  DESCRIPTION OF THE ACQUIRING FUND’S SHARES

Each class of the Acquiring Fund’s shares issued to the shareholders of the corresponding class of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’ Prospectus.

3.  REASONS FOR THE REORGANIZATION

The Target Fund currently operates as a separate series of the Trust.  As a series of the Trust, the Target Fund makes use of a number of service providers who provide an array of services to all series of the Trust.  These services include administration, accounting, transfer agency, distribution, custody and compliance services (“Third Party Service Arrangements”).  The Advisor to the Target Fund has determined that the Target Fund can benefit from the services currently provided to series of IMST and has, therefore, recommended that the Target Fund be reconstituted as a series of IMST.  If the Acquiring Fund grows and its total expenses fall below current expense caps, these services would be provided to the Acquiring Fund at a lower cost under the IMST umbrella than under the Trust’s umbrella. Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Atlantic (administration, compliance, fund accounting and transfer agency), and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to IMST by UMBFS and its affiliates, and MFAC.  Foreside Fund Services, LLC will continue to serve as the Acquiring Fund’s distributor.

In addition, the Board further considered that the fees and expenses of the Acquiring Fund are expected to initially remain the same as those of the Target Fund immediately following the Reorganization despite the reduction in fees for Third Party Service Arrangements because the Target Fund’s fees and expenses are currently above its expense cap.  The Board noted, however, that as the Acquiring Fund grows, if its total expenses were to fall below the current expense cap, or if the expense cap were to be removed, then any reduction in the cost of Third Party Service Arrangements would reduce the total expenses you pay with respect to the Acquiring Fund.  The Board noted that as a result of the expense cap of the Target Fund (which will be continued with respect to the Acquiring Fund after the Reorganization), any lower fees charged by UMBFS and MFAC will initially benefit the Advisor (and not the Acquiring Fund’s shareholders) because it will reduce the amount of the Advisor’s fee waiver or reimbursement obligation.

There will be no changes to the Advisor, sub-advisor, or investment objective as a result of the Reorganization, and the Acquiring Fund’s policies and strategies will be substantially similar to the Target Fund’s.

The Board made its decision to approve the Agreement and Plan of Reorganization after considering various factors including those discussed above and the following factors:

●	the Reorganization was recommended by the Advisor;
●	the investment objective, policies and restrictions of the Target Fund are substantially similar to the Acquiring Fund;
●	the Advisor and Horizon will continue to manage the Acquiring Fund;
●	the cost of the Reorganization will not be borne by the Target Fund or its shareholders; and
●	counsel to IMST will provide the Trust with an opinion to the effect that the Reorganization will not have any federal or state tax consequences for the Target Fund or its shareholders.

If the Plan is not approved by the Target Fund’s shareholders, then the Target Fund will continue to operate as a separate series of the Trust, or the Board may take any further action as it deems to be in the best interests of the Target Fund and its shareholders, subject to approval by Target Fund’s shareholders if required by applicable law.

 4.  FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code .  As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel to IMST substantially to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under the Code.  Accordingly, neither the Target Fund nor its shareholders, nor the Acquiring Fund, are expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the Acquiring Fund’s shares received by each shareholder of the Target Fund in the Reorganization will be the same as the tax basis of, and will include the holding period for, respectively, the Target Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Fund’s shares received, the Target Fund’s shares exchanged must have been held as capital assets by the shareholder).

Since its inception, the Trust believes the Target Fund has qualified for treatment as a “regulated investment company” under the Code. Accordingly, the Trust believes the Target Fund has been, and expects to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders to the extent provided for in Subchapter M of the Code.

Provided that the Reorganization so qualifies, and the Target Fund is so treated, the tax opinion mentioned above also will be substantially to the effect that for federal income tax purposes, generally:

●	The Target Fund will not recognize any gain or loss as a result of the Reorganization;

●
Each Target Fund shareholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder’s Target Fund shares pursuant to the Reorganization;

●	The tax basis and holding period for the Target Fund’s assets will effectively be carried over when those assets are transferred to the Acquiring Fund;

●
Each Target Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Target Fund shares held immediately before the Reorganization, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;

●	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for Acquiring Fund shares and its assumption of the Target Fund’s liabilities; and

●
For purposes of section 381 of the Code, the Acquiring Fund will be treated just as the Target Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.  COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law.  The Target Fund is a separate series of the Trust, which is organized as a Delaware statutory trust.  The Acquiring Fund is a separate series of IMST, which is also organized as a Delaware statutory trust.  Each of the Target Fund and Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest.  The Trust’s operations are governed by its Trust Instrument and By-Laws and applicable state law.  IMST’s operations are governed by its Agreement and Declaration of Trust and By-Laws and applicable state law.

Shareholder Liability.  Under the Trust’s Trust Instrument, any shareholder or former shareholder of the Target Fund shall not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason.  The Target Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Target Fund and not because of his or her acts or omissions.

Under IMST’s Agreement and Declaration of Trust, no shareholder of the Acquiring Fund shall be subject to any personal liability in connection with the assets or the affairs of the Trust or of any of its series.  The Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Acquiring Fund solely by reason of being or having been a shareholder of the Acquiring Fund and not because of his or her acts or omissions or for some other reason.

Board of Trustees.  The Reorganization will result in a change in the board of trustees because the trustees of IMST are different from the trustees of the Trust.  The Board of Trustees of the Trust has four trustees, one of whom is an “interested person” of the Trust as that term is defined under the 1940 Act.  For more information, refer to the Statement of Additional Information dated September 1, 2008 for the Target Fund, which is incorporated by reference into this Proxy Statement.

The Board of Trustees for IMST has five trustees, two of whom are “interested persons” of IMST.  For more information, refer to the Statement of Additional Information dated XXXXXX, 2009 for the Acquiring Fund, which is incorporated by reference into this Proxy Statement.

Classes.  The Target Fund and the Acquiring Fund are separate series of the Trust and IMST, respectively, and each may offer three classes of shares, A Shares, C Shares and Institutional Shares.  Following the Reorganization, the Board of Trustees of IMST has reserved the right to create and issue additional classes of the Acquiring Fund.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.  Structurally, there is no difference between the share classes of IMST and the Trust.

6.  CAPITALIZATION

The capitalization of the Target Fund as of April 30, 2009 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Target Fund	Pro forma Acquiring Fund
Net Assets
Class A	$19,383,588	$
Class C	10,063,814
Institutional Class	60,434,028
Total	$89,881,430	$

Shares Outstanding
Class A	4,038,556
Class C	2,117,741
Institutional Class	12,660,307
Total	18,816,604

Net Asset Value per Share
Class A	$4.80	$
Class C	$4.75
Institutional Class	$4.77

F.           ADDITIONAL INFORMATION ABOUT THE FUNDS

1.  PAST PERFORMANCE OF THE TARGET FUND

Performance

The following bar chart and table illustrate the variability of the Target Fund’s return over the periods indicated. Total return information is for the class of shares with the greatest net assets (Institutional Shares), and therefore does not reflect sales charges.  If it did, total returns would be lower than those shown.

The table below shows how the Target Fund’s performance compares to relevant index information (which unlike the Target Fund, does not reflect fees or expenses). The table includes the effects of the Fund’s maximum sales load. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The returns shown reflect a fee waiver/expense limitation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Target Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown only for Institutional Class and after-tax returns for the other classes will vary.

Past performance is not indicative of future performance.  If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund.

Annual Total Return For Institutional Class

For each calendar year at NAV

Bar chart:
12/31/08       -58.40%

Institutional Class
Highest Calendar Qtr Return at NAV (non-annualized):	xx.xx%	Quarter Ended x/x/08
Lowest Calendar Qtr Return at NAV (non-annualized):	-xx.xx%	Quarter Ended x/x/08

Average Annual Total Returns for the Period Ended December 31, 2008
(Returns Include Payment of Maximum Sales Charge)

	1 year	Since Inception (5/4/07)
Return Before Taxes
Class A	-58.41%	-36.57%
Class C	-58.68%	-36.98%
Institutional Class	-58.40%	-36.61%
Return After Taxes on Distributions
Institutional Class	X.XX%
Return After Taxes on Distributions and Sale of Fund Shares
Institutional Class
S&P 500 Index(1) (Reflects No Deductions for Fees, Expenses or Taxes)
(1)  The S&P 500 Index is an unmanaged index of stocks.  It is not possible to invest directly in an index.

2.  SERVICE PROVIDERS

Investment Advisor, Sub-Advisor and Portfolio Managers

Each Fund’s investment advisor is Liberty Street Advisors, Inc., 125 Maiden Lane, 6th Floor, New York, NY 10038. As the Target Fund’s investment advisor, the Advisor provides investment advisory services to the Fund, including: (i) designing the Fund’s initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board; (ii) providing overall supervision for the general management and operations of the Fund; (iii) monitoring and supervising the activities of Horizon; and (iv) providing related administrative services. As of xxxx, 2009, the Advisor had no other accounts or assets under management other than the Target Fund.

For providing services to the Target Fund, the Advisor receives an annual advisory fee equal to 1.00% of average daily net assets of the Fund.  The Advisor pays a portion of this fee to Horizon.  There will be no change in the annual advisory fee rate paid by the Fund to the Advisor or paid by the Advisor to Horizon in connection with the Reorganization.

Subject to the general oversight of the Board and the Advisor, the Fund’s sub-advisor, Horizon Asset Management, Inc., 470 Park Avenue South, 4th Floor South, New York, NY 10016 is registered as an investment adviser with the SEC, and is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions. Horizon provides investment advisory services for investment companies, institutional clients and high net worth individuals.  As of xxxx, 2009, Horizon had approximately $xx.x billion in assets under management.

For providing services to the Fund, the Advisor pays Horizon an annual advisory fee equal to _____% of average daily net assets of the Fund.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and the Advisor and the sub-advisory agreement between the Advisor and Horizon is included in the Target Fund’s semi-annual report for the period ended October 31, 2007.

For the fiscal year ended April 30, 2009, the Advisor earned the following fees for its services with respect to the Target Fund.  The Advisor did not earn any fees with respect to the Acquiring Fund since it had not commenced operations as of the date of this Proxy Statement.

Fiscal Year Ended April 30, 2009
	Advisory Fee Earned	Waiver/Reimbursement	Amount Received After Waiver/Reimbursement
Liberty Street Horizon Fund	$702,332	($305,285)	$397,047

For the fiscal year ended April 30, 2009, the Advisor (not the Target Fund) paid $xx in sub-advisory fees to Horizon with respect to the Target Fund.

Steven M. Bregman and Murray Stahl are the lead portfolio managers for the Target Fund.  Mr. Bregman has the responsibility for the day-to-day portfolio management of the Fund, including the responsibility to implement trades on behalf of the Fund and to oversee all investment decisions for the Fund. Mr. Stahl generally oversees research, investment ideas and overall portfolio structure, and is authorized to execute transactions on behalf of the Fund in Mr. Bregman’s absence.

Mr. Bregman is a co-founder of Horizon and the President and Chief Operating Officer since 1994.  Mr. Stahl is a co-founder of Horizon and the Chairman and Chief Executive Officer since 1994.

Messrs. Bregman and Stahl have been portfolio managers of the Fund since its inception.

The Target Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

Citibank, N.A., 388 Greenwich Street, New York, New York 10013, is custodian of the Target Fund’s investments.  Atlantic and its subsidiaries, Three Canal Plaza, Portland, Maine 04101, act as the Target Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent.  Briggs, Bunting & Dougherty, LLP, 02116, is the independent registered public accounting firm for the Target Fund and audits the financial statements and the financial highlights of the Target Fund.

Foreside Fund Services, LLC, the Target Fund’s principal underwriter, acts as the Trust’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Advisor, Horizon or Atlantic or their respective affiliates.

Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226,Glendora, CA 91740 serves as the Acquiring Fund’s co-administrator, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233, serves as the Acquiring Fund’s other co-administrator, transfer agent, and fund accountant.  UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, MO  64106, an affiliate of UMBFS, serves as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund.  Foreside Fund Services, LLC will continue to serves as the distributor for the Acquiring Fund.  __________________________, has been selected as the Acquiring Fund’s independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Fund.

II.	VOTING INFORMATION

A.           GENERAL INFORMATION

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Trust to solicit your vote for two proposals at a special meeting of shareholders of the Liberty Street Horizon Fund.  The Special Meeting will be held the offices of Atlantic, Three Canal Plaza, Suite #600, Portland, Maine 04101 on September 22, 2009 at x:xx a.m. Eastern time.

You may vote in one of three ways:

●	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy ballot; or
●	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on July 24, 2009 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof.  Each whole share held as of the close of business on July 24, 2009 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Thirty-three and one-third percent (33 1/3%) of the shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business.

Vote Required

Approval of the Reorganization will require the affirmative vote, when a quorum is present at a meeting, of a majority of shares present at the meeting entitled to vote.  Shareholders of the Target Fund are entitled to one vote for each share.  Fractional shares are entitled to proportional voting rights.

If shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented.

Approval of the proposal described in this Proxy Statement will occur only if a sufficient number of votes are cast “FOR” the proposal.

Adjournments

If a quorum of shareholders of the Target Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.

If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  The costs of any additional solicitation and of any adjourned session will be borne by the Advisor.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

B.           METHOD AND COST OF SOLICITATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting.  The Board of Trustees of the Trust has fixed the close of business on July 24, 2009 (“Record Date”) as the record date for determining the shareholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.  The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of the Advisor, who will not be paid for these services.  [The Advisor has retained [Broadridge Financial Solutions, Inc.] to aid in the solicitation of proxies, at an anticipated cost of approximately $_________.]  The Advisor will bear the costs of the Special Meeting, including legal costs, the costs of retaining [Broadridge Financial Solutions, Inc.], and other expenses incurred in connection with the solicitation of proxies.

C.           RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions.  If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.           VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of that date, the following numbers of shares were outstanding for the Fund:

Target Fund Class	Shares Outstanding & Entitled to Vote (unaudited)
Class A
Class C
Institutional Class

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the Target Fund’s shares are set forth below:

Name and Address	Class	No. of Shares Owned	% of Shares

[As of the Record Date, no shareholders may be deemed to “control” the Acquired Fund.  “Control” for this purpose is the ownership of more than 25% of the Acquired Fund’s voting securities.

As of the Record Date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Target Fund.]

E.           INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The following persons may be deemed to have an interest in the Reorganization because each controls Liberty Street Advisors, Inc.  Liberty Street Advisors, Inc. will provide investment management services to the Acquiring Fund.  Future growth of the Acquiring Fund can be expected to increase the total amount of fees payable to Liberty Street Advisors, Inc.

Name	Relationship to Liberty Street Advisors, Inc.

III.	MISCELLANEOUS INFORMATION

A.           OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.           NEXT MEETING OF SHAREHOLDERS

The Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board of Trustees, to be included in the Target Fund’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.           LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP.

D.           EXPERTS

The financial statements of the Target Fund for the year ended April 30, 2009, contained in the Fund’s 2009 Annual Report to Shareholders, have been audited by Briggs, Bunting & Dougherty, LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

E.           INFORMATION FILED WITH THE SEC

The Trust and IMST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of Forum Funds

Lina Bhatnagar
Secretary
XXXXXX, 2009

Statement of Additional Information

Investment Managers Series Trust
Liberty Street Horizon Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53202
1-xxx-xxx-xxxx

___________, 2009

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated XXXX, 2009 (the “Prospectus”), for the Special Meeting of Shareholders of the Liberty Street Horizon Fund (the “Target Fund”) series of Forum Funds, a Delaware statutory trust, to be held on September 22, 2009. A copy of the Fund’s Combined Proxy Statement/Prospectus is available by calling the above number.

This SAI, relating specifically to the proposed reorganization of the Fund into the newly established Liberty Street Horizon Fund series (the “Acquiring Fund”) of Investment Managers Series Trust, a Delaware statutory trust, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

1.	The Statement of Additional Information of the Target Fund dated September 1, 2008;
2.	The Statement of Additional Information of the Acquiring Fund dated XXXX, 2009;
3.	The Semi-Annual Report to Shareholders of the Target Fund dated October 31, 2008; and
4.	The Annual Report to Shareholders of the Target Fund dated April 30, 2009.

Pro forma financial statements are not included since the Fund is being reorganized into the Acquiring Fund, which does not have material assets or liabilities.

PART C
OTHER INFORMATION

INVESTMENT MANAGERS SERIES TRUST
LIBERTY STREET HORIZON FUND

Item 15.  Indemnification

See the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of Investment Managers Series Trust (the “Trust” or the “Registrant”), attached as Exhibit (a) to Post-Effective Amendment No.29 to Registrant’s Registration Statement on Form N-1A (333-122901)  (the “Registration Statement”), and Amended and Restated By-Laws, attached as Exhibit (b) to Post-Effective Amendment No. 30 to the Registration Statement.

Reference is made to Article 8, Section 8.4 of the Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct").  A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion.  Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16.  Exhibits.

1.
Amended and Restated Agreement and Declaration of Trust is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 29 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on December 5, 2007.

2.
Amended and Restated By-Laws are herein incorporated by reference from Registrant’s Post-Effective Amendment No. 30 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on January 16, 2008.

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization – filed herewith.

5.	Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and Bylaws.

6.(a)	Form of Investment Advisory Agreement between the Trust and Liberty Street Advisors, Inc.– to be filed by amendment.

6. (b)	Form of Investment Sub-Advisory Agreement between the Horizon Asset Management, Inc. and Liberty Street Advisors, Inc.– to be filed by amendment.

7.	Form of Distribution Agreement between Foreside Fund Services, LLC and IMST on behalf of the Liberty Street Horizon Fund– to be filed by amendment.

8.	Not Applicable.

9.
Custodian Agreement dated January 14, 2008 between the Trust and UMB Bank, National Association is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

10. (a)
Distribution and Service Plan for A Class and C Class shares is herein incorporated by reference from Registrant’s Post-Effective Amendment No. xx to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on April xx, 2009.

10. (b)
Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Registrant’s Post-Effective Amendment No. xx to Registrant’s Registration Statement on Form N-1A (333-122901) filed with the Commission on April xx, 2009.

11.	Opinion of Counsel regarding legality of issuance of shares and other matters – to be filed by amendment.

12.	Form of Opinion of Counsel on tax matters – to be filed by amendment.

13.	Other Material Contracts

(a)
Co-Administration Agreement dated December 3, 2007 between the Trust and UMB Fund Services, Inc. and Mutual Fund Administration Corporation is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

(b)
Fund Accounting Servicing Agreement dated December 3, 2007 between the Trust and UMB Fund Services, Inc. is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

(c)
Transfer Agent Agreement dated January 14, 2008 between the Trust and UMB Fund Services, Inc. is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

(d)
Form of Operating Expense Limitation Agreement between Liberty Street Advisors, Inc. and the Trust on behalf of the Liberty Street Horizon Fund is herein incorporated by reference from Registrant’s Post-Effective Amendment No. xx to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on April xx, 2009.

14.	Consent of Independent Registered Public Accounting Firm – to be filed by amendment

15.	Not Applicable.

16.	Powers of Attorney

(a)	Power of Attorney for Charles H. Miller dated June 24, 2009 - filed herewith.

(b)	Power of Attorney for Ashley T. Rabun dated June 24, 2009 - filed herewith.

(c)	Power of Attorney for William H. Young dated June 24, 2009 – filed herewith.

(d)	Power of Attorney for Eric M. Banhazl dated June 24, 2009 – filed herewith.

17.	(a) Form of Proxy Card - filed herewith.

17.	(b) Statement of Additional Information of the Target Fund dated September 1, 2008 – filed herewith

17.	(c) Semi-Annual Report to Shareholders of the Target Fund dated October 31, 2008 – filed herewith

17.	(d) Annual Report to Shareholders of the Target Fund dated April 30, 2009 – filed herewith

Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 6th day of July, 2009.

INVESTMENT MANAGERS SERIES TRUST

By: /s/ John P. Zader_
John P. Zader
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 6th day of July, 2009 by the following persons in the capacities indicated.

Signature	Title

_________________*	Trustee
Ashley T. Rabun
_________________*	Trustee
William H. Young
_________________*	Trustee
Charles H. Miller
/s/ John P. Zader	Trustee and President
John P. Zader
_________________*	Trustee and Vice President
Eric M. Banhazl
/s/ Rita Dam	Treasurer and Principal Financial and Accounting Officer
Rita Dam

*By: /s/ Rita Dam Rita Dam, Attorney-In Fact pursuant to Power of Attorney filed herewith.

EXHIBIT INDEX

Exhibit	Exhibit No.
Form of Agreement and Plan of Reorganization	EX.4
Power of Attorney for Charles H. Miller	EX.16.a.
Power of Attorney for Ashley T. Rabun	EX.16.b.
Power of Attorney for William H. Young	EX.16.c.
Power of Attorney for Eric M. Banhazl	EX.16.d.
Form of Proxy Card	EX.17.a.
Statement of Additional Information of the Target Fund dated September 1, 2008	EX 17.b.
Semi-Annual Report to Shareholders of the Target Fund dated October 31, 2008	EX 17.c.
Annual Report to Shareholders of the Target Fund dated April 30, 2009	EX 17.d.